UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 31, 2017 (Date of earliest event reported)
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The matters set forth below were voted upon at the 2017 Annual General Meeting of Stockholders (the “Annual Meeting”) of REVA Medical, Inc. (the “Company”) held on June 1, 2017 at 10:30 a.m. Australian Eastern Standard Time (which was 5:30 p.m. on May 31, 2017 U.S. Pacific Daylight Time). The stockholders considered 19 proposals at the meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 15, 2017 (the “Proxy Statement”). Of the 42,851,477 shares of the Company’s common stock outstanding as of the record date, 20,948,067 shares were represented at the Annual Meeting. The independent inspector of elections reported the vote of stockholders as set forth below.

1.

Election of Directors – The stockholders elected two Class I directors to hold office until the 2020 Annual General Meeting of Stockholders, or until their successors are duly elected and qualified or until their earlier death, resignation, or removal, by the following votes:

Name of Director Elected	For	Withheld	Broker Non-Votes

Brian H. Dovey	14,879,183	4,181,197	1,887,687
Regina E. Groves	20,948,067	—	—

The following individuals are continuing directors with terms expiring upon the 2018 Annual General Meeting of Stockholders:  R. Scott Huennekens, Gordon E. Nye, and Robert B. Thomas.

The following individuals are continuing directors with terms expiring upon the 2019 Annual General Meeting of Stockholders:  Dr. Ross A. Breckenridge and Robert B. Stockman.

2.

Issuance of Notes under the Tranche 2 Offer – The stockholders approved the issue of up to 187 Convertible Notes, each with a face value of US$100,000, under the Tranche 2 Offer pursuant to the April 22, 2017 Deed (the “2017 Deed”), as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

20,947,460	357	250	—

3.

Issuance of Options under the Tranche 2 Offer – The stockholders approved the issue of up to 841,500 Options, each of which entitles the holder thereof to subscribe for one share of the Company’s common stock, under the Tranche 2 Offer pursuant to the 2017 Deed, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

20,947,710	307	50	—

4.

Re-Approval of the 2014 Notes – The stockholders re-approved the issuance of the 2014 Notes, comprising 250 Convertible Notes each with a face value of US$100,000, and the issue of shares of the Company’s common stock upon conversion of the 2014 Notes, pursuant to a Second Amendment to Convertible Note Deed dated April 22, 2017, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

20,947,460	357	250	—

5.

Ratification of the Issuance of Notes and Options under the Tranche 1 Offer – The stockholders ratified our issuance under the Tranche 1 Offer pursuant to the 2017 Deed of 338 Convertible Notes, each with a face value of US$100,000, and 1,521,000 Options, each of which entitles the holder thereof to subscribe for one share of our common stock, which were issued on May 4, 2017 pursuant to the 2017 Deed, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

20,947,710	357	—	—

6.

Ratification of Audit Firm – The stockholders ratified the appointment of Grant Thornton LLP to serve as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017. The proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes

20,948,017	50	—	—

7.

Approval of Executive Compensation – The stockholders approved, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2016, as set forth in the Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes

20,921,572	111	26,383	1

8.

Grant of Stock Options – The stockholders approved the grant of 10,500 options to Dr. Ross A. Breckenridge for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

20,893,315	28,368	26,383	1

9.

Grant of Stock Options – The stockholders approved the grant of 10,500 options to Brian H. Dovey for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

14,824,431	28,368	4,207,581	1,887,687

10.

Grant of Stock Options – The stockholders approved the grant of 10,500 options to R. Scott Huennekens for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

20,893,315	28,368	26,383	1

11.

Grant of Stock Options – The stockholders approved the grant of 10,500 options to Gordon E. Nye for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

13,965,900	28,368	5,066,112	1,887,687

12.

Grant of Stock Options – The stockholders approved the grant of 10,500 options to Robert B. Stockman for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

20,893,315	28,368	26,383	1

13.

Grant of Stock Options – The stockholders approved the grant of 10,500 options to Robert B. Thomas for the purchase of common stock on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

20,893,315	28,368	26,383	1

14.

Award of Restricted Stock Units – The stockholders approved the award of 6,000 Restricted Stock Units to Dr. Ross A. Breckenridge on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

20,893,265	28,418	26,383	1

15.

Award of Restricted Stock Units – The stockholders approved the award of 6,000 Restricted Stock Units to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

14,824,381	28,418	4,207,581	1,887,687

16.

Award of Restricted Stock Units – The stockholders approved the award of 6,000 Restricted Stock Units to
R. Scott Huennekens on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

20,893,265	28,418	26,383	1

17.

Award of Restricted Stock Units – The stockholders approved the award of 6,000 Restricted Stock Units to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

13,965,850	28,418	5,066,112	1,887,687

18.

Award of Restricted Stock Units – The stockholders approved the award of 6,000 Restricted Stock Units to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

20,893,265	28,418	26,383	1

19.

Award of Restricted Stock Units – The stockholders approved the award of 6,000 Restricted Stock Units to Robert B. Thomas on the terms and conditions set forth in the Proxy Statement by the following votes:

For	Against	Abstain	Broker Non-Votes

20,893,265	28,418	26,383	1

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: June 5, 2017	/s/ Katrina L. Thompson .
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

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